                                                                    Exhibit 99.1
FOR IMMEDIATE RELEASE                       CONTACTS
                         Ray Keller                   Hugh Ryan
                         Lynch Corporation            Ryan Wellnitz & Associates
                         401.453.2007                 401.246.2300
                         ray.keller@lynch-mail.com    hryan@ryanwellnitz.com


     GAINS FROM DIVESTITURE RESULT IN PROFITABLE YEAR FOR LYNCH CORPORATION

PROVIDENCE, R.I., March 27, 2003 -- Lynch Corporation (ASE:LGL) today announced net income for 2002 of $17,963,000 versus a net loss of $22,938,000 in 2001. The profit in 2002 is attributable to non-cash gains and income tax refunds resulting from the divestiture of the company's remaining interest in Spinnaker Industries, Inc., said Raymond Keller, vice president and chief financial officer. Income per share was a positive $11.99 versus a per-share loss of $15.24 in 2001.

      Excluding the gain on disposing of Spinnaker's shares and related tax benefits, Lynch Corporation would have lost $2,317,000, or $1.55 per share, for 2002.

      Sales in 2002 were $26,386,000 for 2002, after the Spinnaker divestiture, down 81 percent from sales of $141,073,000 in 2001, which included Spinnaker. Shares outstanding at year end in 2002 were 1,497,900, the same as year-end 2001.

      "Although 2002 was a difficult and challenging year, we continued to invest in product development, penetration of new markets, and modernization of our manufacturing systems," said Ralph R. Papitto, chairman and chief executive officer. "As a result, we are confident that we are well positioned to take advantage of increasing customer demand as our markets recover."

Lynch Corporation Reports 2002 Financial Results                          Page 2

      Papitto pointed to the acquisition of assets of Champion Technologies, Inc., Franklin Park, Ill., by subsidiary M-tron Industries, Inc., Yankton, S.D. M-tron designs and manufactures customized electronic components used primarily to control the frequency or timing of electronic signals in communications systems, and is expanding into military and industrial-instrumentation markets.

      The Champion line of crystals, clock oscillators, specialized crystal oscillators, and timing modules complements existing M-tron lines and provides an entry to new markets. These modules enable M-tron to offer the added value of pre-engineered timing subsystems that reduce customers' spending on engineering and speed their time-to-market.

      As part of the acquisition, Lynch also acquired modern manufacturing equipment that has been transferred to M-tron's South Dakota operations. In addition, M-tron brought engineering and production managers on board from Champion, as well as sales representation in the European Union. This acquisition is an important reason that M-tron's year-end backlog of $2,340,000 is 65 percent ahead of last year, Papitto said.

      In 2002, Lynch Systems, Bainbridge, Ga., the company's other operating subsidiary, consolidated a joint venture in Germany, AMAV, L.L.C., into its U.S. facility. AMAV's founder and inventor of its electronic servo-drive systems moved to the U.S, bringing AMAV's products, designs, and technologies.

      Internal R&D enabled Lynch Systems to introduce several new products in 2002, including servo linear-motion feeders and shears, servo ring-gear drive retrofits, and low-cost forming equipment for the tableware market.

Lynch Corporation Reports 2002 Financial Results                          Page 3

      "We are confident that we have the world's leading design and manufacturing capability for electronic display tubes and screens, and for consumer glass products," Papitto said. "As we enter 2003, we are preparing bids on significant contracts in both these sectors."

      Lynch Systems has installed more glass-making machines in tableware manufacturing plants worldwide than any other company, and is the world's largest independent manufacturer of TV glass presses. These presses are used to mass-produce television and computer-monitor glass in screen sizes form 14 inches to 42 inches diagonal.

      Sales for Lynch Corporation for the fourth quarter of 2002 were $4,652,000, down 54 percent from $10,190,000 in the fourth quarter of 2001. Net loss for the fourth quarter of 2002 was $904,000, or 60(cent) per share, versus a net loss of $1,277,000, or 85(cent) per share, for the fourth quarter of 2001. Shares outstanding were 1,497,900 at the end of the fourth quarter of both 2002 and 2001.

      "The Spinnaker divestiture was a highly positive move because this unit was a failing business that has filed for relief under Chapter 11 of the bankruptcy code," Papitto said. "The divestiture relieved Lynch Corporation of Spinnaker's debt burden and enables senior management to focus on the remaining businesses, which we consider to be strong and viable. The divestiture has, however, made current and recent year-to-year comparisons of revenue, profit, and loss not meaningful. Going forward, that is no longer true."

      The Spinnaker divestiture began on September 30, 2001, when Lynch Corporation deconsolidated the unit by reducing its voting control to below 50 percent via a transfer of a small number of shares to a not-for-profit organization. Then, in September of 2002, Lynch

Lynch Corporation Reports 2002 Financial Results                          Page 4

Corporation sold all its remaining shareholdings in Spinnaker, which were essentially worthless, to an independent, international brokerage firm in New York City.

      The end result was that Lynch Corporation recorded a $19,420,000 non-cash gain and an income tax benefit of $860,400 for 2002, resulting from a capital loss carry-back on its investment in Spinnaker. This action was the major contributor to the change in Lynch Corporation's total shareholders equity to $10,934,000 on December 31, 2002, from a deficit of $7,451,000 on December 31, 2001.

      Lynch Corporation is listed on the American Stock Exchange under the symbol LGL. For more information on the company, contact Raymond H. Keller, Vice President and Chief Financial Officer, Lynch Corporation, 50 Kennedy Plaza, Suite 1250, Providence, RI 02903-2360, (401) 453-2007,
ray.keller@lynch-mail.com, or visit the company's Web site: www.lynchcorp.com.

Caution Concerning Forward Looking Statements

      This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in Lynch Corporation's filings with the Securities and Exchange Commission.

                                      # # #

LYNCH CORPORATION                                                  PRESS RELEASE
STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

STATEMENTS OF OPERATIONS

                                                                                   Three Months
                                                                                 Ended December 31,
                                                                           ----------------------------
                                                                               2002             2001
                                                                           -----------      -----------
SALES
    M-tron                                                                 $     2,953      $     2,790
    Lynch Systems                                                                1,699            7,400
                                                                           -----------      -----------
                              Total - Company Owned and Operated (O/O)           4,652           10,190
    Spinnaker (Consolidated until 9/30/01)                                          --               --
                                                                           -----------      -----------
                              Consolidated Total                                 4,652           10,190
                                                                           -----------      -----------

EARNINGS BEFORE INTEREST,TAXES, DEPRECIATION & AMORTIZATION (EBITDA)
    M-tron                                                                        (382)          (1,309)
    Lynch Systems                                                                 (242)           1,364
                                                                           -----------      -----------
                              Total - O/O                                         (624)              55
    Spinnaker                                                                       --               --
                                                                           -----------      -----------
                              EBITDA from Operations                              (624)              55
    Corporate expenses - net                                                      (493)            (392)
    Restructuring charge - Spinnaker                                                --               --
                                                                           -----------      -----------
                              Consolidated Total                                (1,117)            (337)
                                                                           -----------      -----------

OPERATING PROFIT (LOSS)
    M-tron                                                                        (551)          (1,521)
    Lynch Systems                                                                 (341)           1,331
                                                                           -----------      -----------
                              Total - O/O                                         (892)            (190)
    Spinnaker                                                                       --               --
                                                                           -----------      -----------
                              Operating Profit (Loss)                             (892)            (190)
    Corporate expenses - unallocated                                              (543)            (466)
    Asset impairment and restructuring charge - Spinnaker                           --               --
    Gain on deconsolidation of Spinnaker                                            --               --
                                                                           -----------      -----------
                              Consolidated Total                                (1,435)            (656)

OTHER INCOME(EXPENSE)
    Investment income                                                               26              (16)
    Interest expense                                                               (61)            (151)
    Other expense                                                                  (29)              --
                                                                           -----------      -----------
                                                                                   (64)            (167)

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                               (1,499)            (823)
     & MINORITY INTEREST
(PROVISION) BENEFIT FROM INCOME TAXES                                              595             (440)
MINORITY INTERESTS                                                                  --              (14)
                                                                           -----------      -----------

NET INCOME (LOSS)                                                          $      (904)     $    (1,277)
                                                                           ===========      ===========
                           WEIGHTED AVERAGE SHARES OUTSTANDING               1,497,900        1,497,900

BASIC & DILUTED EARNINGS (LOSS) PER SHARE:                                 $     (0.60)     $     (0.85)

PRO FORMA INCOME (LOSS) RECONCILIATION
    Net income (loss) as reported                                          $      (904)     $    (1,277)
    Spinnaker Industries, Inc. loss                                                 --               --
    Gain on deconsolidation of Spinnaker                                            --               --
    Income tax related to Spinnaker                                                 --              581
                                                                           -----------      -----------
                              Pro forma net income (loss)                  $      (904)     $      (696)
                                                                           ===========      ===========
    WEIGHTED AVERAGE SHARES OUTSTANDING                                      1,497,900        1,497,900

PRO FORMA BASIC & DILUTED EARNINGS (LOSS) PER SHARE                        $     (0.60)     $     (0.46)
                                                                           ===========      ===========

                                                                                       Year
                                                                                 Ended December 31,
                                                                           ----------------------------
                                                                              2002             2001
                                                                           -----------      -----------
SALES
    M-tron                                                                 $    11,412      $    21,593
    Lynch Systems                                                               14,974           26,047
                                                                           -----------      -----------
                              Total - Company Owned and Operated (O/O)          26,386           47,640
    Spinnaker (Consolidated until 9/30/01)                                          --           93,433
                                                                           -----------      -----------
                              Consolidated Total                                26,386          141,073
                                                                           -----------      -----------
EARNINGS BEFORE INTEREST,TAXES, DEPRECIATION & AMORTIZATION (EBITDA)
    M-tron                                                                      (1,909)          (1,770)
    Lynch Systems                                                                1,321            5,125
                                                                           -----------      -----------
                              Total - O/O                                         (588)           3,355
    Spinnaker                                                                       --           (5,818)
                                                                           -----------      -----------
                              EBITDA from Operations                              (588)          (2,463)
    Corporate expenses - net                                                    (1,414)            (985)
    Restructuring charge - Spinnaker                                                --           (1,520)
                                                                           -----------      -----------
                              Consolidated Total                                (2,002)          (4,968)
                                                                           -----------      -----------
OPERATING PROFIT (LOSS)
    M-tron                                                                      (2,574)          (2,549)
    Lynch Systems                                                                  936            4,778
                                                                           -----------      -----------
                              Total - O/O                                       (1,638)           2,229
    Spinnaker                                                                       --           (5,465)
                                                                           -----------      -----------
                              Operating Profit (Loss)                           (1,638)          (3,236)
    Corporate expenses - unallocated                                            (1,614)          (1,656)
    Asset impairment and restructuring charge - Spinnaker                           --          (41,754)
    Gain on deconsolidation of Spinnaker                                        19,420           27,406
                                                                           -----------      -----------
                              Consolidated Total                                16,168          (19,240)
OTHER INCOME(EXPENSE)
    Investment income                                                              121              384
    Interest expense                                                              (201)          (7,741)
    Other expense                                                                  (92)              --
                                                                           -----------      -----------
                                                                                  (172)          (7,357)

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                               15,996          (26,597)
     & MINORITY INTEREST
(PROVISION) BENEFIT FROM INCOME TAXES                                            1,967             (358)
MINORITY INTERESTS                                                                  --            4,017
                                                                           -----------      -----------

NET INCOME (LOSS)                                                          $    17,963      $   (22,938)
                                                                           ===========      ===========

                           WEIGHTED AVERAGE SHARES OUTSTANDING               1,497,900        1,505,300

BASIC & DILUTED EARNINGS (LOSS) PER SHARE:                                 $     11.99      $    (15.24)

PRO FORMA INCOME (LOSS) RECONCILIATION
    Net income (loss) as reported                                          $    17,963      $   (22,938)
    Spinnaker Industries, Inc. loss                                                 --           50,091
    Gain on deconsolidation of Spinnaker                                       (19,420)         (27,406)
    Income tax related to Spinnaker                                               (860)             581
                                                                           -----------      -----------
                              Pro forma net income (loss)                  $    (2,317)     $       328
                                                                           ===========      ===========
    WEIGHTED AVERAGE SHARES OUTSTANDING                                      1,497,900        1,505,300

PRO FORMA BASIC & DILUTED EARNINGS (LOSS) PER SHARE                        $     (1.55)     $      0.22
                                                                           ===========      ===========

LYNCH CORPORATION                                     PRESS RELEASE
SELECTED BALANCE SHEET DATA
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE
DATA)


                                          December 31,    December 31,
SELECTED BALANCE SHEET DATA                   2002            2001
                                          ------------    ------------
                                              O\O*            O\O*
                                          ------------    ------------

CASH, AND SHORT TERM INVESTMENTS        $    5,986       $    4,247

RESTRICTED CASH                              1,125            4,703

WORKING CAPITAL                              8,029            9,551

PROPERTY PLANT AND EQUIPMENT -- COST        16,330           16,398

TOTAL ASSETS                                23,430           31,615

TOTAL DEBT                                   4,149            3,285

DEFERRED GAIN ON DECONSOLIDATION                --           19,420

SHAREHOLDERS' EQUITY (DEFICIT)              10,934           (7,451)


BACKLOG -     M-TRON                         2,300            1,400

              LYNCH SYSTEMS                  3,900           12,000


SHARES OUTSTANDING AT DATE               1,497,883        1,497,883


* Note:  O/O = Company Owned and Operated